Exhibit 10.9

AGREEMENT AMENDING SALES CONTRACT

January 1, 2014

The undersigned CODE REBEL LLC, a Hawaii limited liability company, "Seller",  agrees to sell BUMP NETWORKS, INC., a Hawaii corporation, "Buyer'', or its designee, that certain real property with improvements situate at 89 Ho'okele Street, Apartment 201, Kahului, Maui, Hawaii 96732, also identified as Tax Map Key No. (2) 3-8-084-007, CPR 0005, and more particularly described in Exhibit "A" attached hereto, for the sum consideration of FOUR HUNDRED FORTY-SIX THOUSAND EIGHT HUNDRED SEVENTY-EIGHT AND NO/100 DOLLARS ($446,878.00).  Closing shall be on or before one (1) year from the date of this Sales Contract.

The above consideration shall be in the form of Buyer's assumption and discharge of Seller's loan in favor of Hawaii National Bank in the principal amount of $329,837.29 as of January 1, 2014, with such remaining consideration by way of a reduction of Seller's current debt owed to Buyer.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

SELLER	BUYER
CODE REBEL LLC	BUMP NETWORKS, INC.
/s/ Arben Kryeziu ARBEN KRYEZIU Its Manager ADDRESS: 77 Ho'okele Street. Apt 102 Kahului, Maui. Hawaii 96732	/s/ Crystal Kryeziu CRYSTAL KRYEZIU Its President ADDRESS: 77 Ho'okele Street. Apt 102 Kahului. Maui. Hawaii 96732

EXHIBIT 1

SALES CONTRACT

September 24th, 2014

The undersigned CODE REBEL LLC. a Hawaii limited liability company, "Seller'', agrees to sell to BUMP NETWORKS, INC., a Hawaii corporation, "Buyer'', or its designee, that certain real property with improvements situate at 89 Ho'okele Street, Apartment 201, Kahului, Maui, Hawaii 96732, also identified as Tax Map Key No. (2) 3· 8-084 007, CPR 0005, and more particularly described in Exhibit "A" attached hereto, for the sum consideration of FIVE HUNDRED TEN THOUSAND THREE HUNDRED EIGHTY-ONE AND N0/100 DOLLARS ($510,381.00). Closing shall be on or before thirty (30) days from the date of this Sales Contract.

The above consideration shall be in the form of Buyer's assumption and discharge of Seller's loan in favor of Hawaii National Bank in the principal amount of $320,081.01, as of September 1, 2014, with such remaining consideration by way of a reduction of Seller's current debt owed to Buyer.

This Agreement may be executed in any number of counterparts, each of which Shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

SELLER	BUYER
CODE REBEL LLC	BUMP NETWORKS, INC.
/s/ Arben Kryeziu ARBEN KRYEZIU Its Manager ADDRESS: 77 Ho'okele Street. Apt 102 Kahului, Maui. Hawaii 96732	/s/ Crystal Kryeziu CRYSTAL KRYEZIU Its President ADDRESS: 77 Ho'okele Street. Apt 102 Kahului. Maui. Hawaii 96732

EXHIBIT "A"

    Those certain premises, comprising a portion of "89 HO'OKELE'', a condomi nium project (hereinafter called the "Project') described in and established by that certain Declaration of Condominium Property Regime of 89 HO'OKELE dated May 25, 2005, recorded May 31,2005 in the Bureau of Conveyances, State of Hawaii, as Document No, 2005-106698, as the same has been or may be amended from time to time (hereinafter called the·"Declarati on'), which premises are described as follows:

FIRST: Apartment No. 201 of Project (the "Apartment'), as described in the Declaration and as shown on the plans of the Project recorded in said Bureau of Conveyances as Condominium Map No. 4008, as the same  may be amended from time to time (hereafter called the "Condominium Map");

    TOGETHER WITH easements appurtenant to said Apartment established by and described in the Declaration, including the following:

    The exclusive right to use those certain limited common elements of the Project which are described in the Declaration  as being appurtenant to said Apartment. Nonexclusive easements in the common elements designed for such purposes for ingress to, egress from, utility services for and support, maintenance and repair of such Apartment in the other common elements for use according to their respective purposes for which they are intended without hindering or encroaching upon the lawful rights of other apartment owners, subject always to the exclusive use of the limited common elements as provided In said Declaration and in all other apartments and common elements of the building in which the Apartment is located and for the operation of the Project or for making emergency repairs or for the inspection, installation, repair, maintenance or replacement of any common elements, as established by any more particularly described in the Declaration.

SECOND: An undivided 11.68% interest in all common elements of the Project, and in the land upon which said project is located as established for said apartment by the Declaration, or such other percentage interest as hereinafter established for said apartment by any amendment of the Declaration as tenant in common with the other owners and tenants thereof.

    Being all the property conveyed to Sellor herein by that Apartment Deed in Satisfaction of Agreement of Sale recorded June 5, 2014 in the Bureau of Conveyances, State of Hawaii, as Document No. A-52690388.

SUBJECT, HOWEVER, to the following:

1.           Title to all minerals and metallic mines reserved to the State of Hawaii.

2.           SUBDIVISION AGREEMENT (LARGE LOTS) by and between ALEXANDER & BALDWIN, INC., a Hawaii corporation and the COUNTY OF MAUI, dated March 10, 1987, recorded in the Bureau of Conveyances, State of Hawaii, in Liber  21128, Page 284.

3.           SUBDIVISION AGREEMENT (LARGE LOTS) by and between ALEXANDER & BALDWIN, INC., a Hawaii corporation and the COUNTY OF MAUI, dated January 5, 1988, recorded in the Bureau of Conveyances, State of Hawaii, in Liber  21534, Page 206.

4.           SUBDIVISION AGREEMENT (THREE LOTS OR LESS) by and between ALEXANDER & BALDWIN, INC,, a Hawaii corporation and the COUNTY OF MAUI, dated January 5, 1988, recorded in the Bureau of Conveyances, State of Hawaii, In Liber 21534, Page 215.

5.           Covenants, Conditions and Restrictions, but omitting any covenants or restrictions if any, based upon race, color, religion, sex, handicap, family status, or national origin unless and only to the extent that said covenant (a) is exempt under Title 42, Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons, as provided in that DECLARATION OF CONDITIONS, dated December 18, 1990, recorded in the Bureau of Conveyances, State of Hawaii, as Document No. 90-196794.

6.          UNILATERAL AGREEMENT AND DECLARATION FOR CONDTIONAL ZONING by and between ALEXANDER & BALDWIN, INC., a Hawaii corporation, dated February 24, 1993, recorded in the Bureau of Conveyances, State of Hawaii, as Document No. 93-049559.

7.           SUBDIVISION AGREEMENT (THREE LOTS OR LESS) by and between ALEXANDER & BALDWIN, INC., a Hawaii corporation and the COUNTY OF MAUI, dated June 34, 1995, recorded in the Bureau of Conveyances, State of Hawaii, as Document No. 95-089570.

8.           SUBDIVISION AGREEMENT (LARGE LOTS) by and between ALEXANDER & BALDWIN, INC., a Hawaii corporation and the COUNTY OF MAUI, dated June 27, 1995, recorded in the Bureau of Conveyances, State of Hawaii, as Document No. 95- 089571.

9.           SUBDIVISION AGREEMENT (LARGE LOTS) by and between ALEXANDER & BALDWIN, INC., a Hawaii corporation and the COUNTY OF MAUI, dated June 14, 1995, recorded in the Bureau of Conveyances, State of Hawaii, as Document No. 95- 094770.

10.         DEFERRAL OF SUBDIVISION REQUIREMENTS AGREEMENT by and between ALEXANDER & BALDWIN, INC., a Hawaii corporation and the DEPARTMENT OF WATER SUPPLY of the County of Maui, dated July 13, 1995, recorded in the Bureau of Conveyances, State of Hawaii, as Document No. 95-114079.

11.         USE AND OCCUPANCY AGREEMENT KAHULUI INDUSTRIAL SUBDIVISION by and between STATE OF HAWAII, by its Director of Transportation and  A&\3 PROPERTIES, INC., a Hawaii corporation, dated September 15, 1995, but effective a·s of September  15, 1995, recorded in the Bureau of Conveyances, State of Hawaii, as Document No. 95-126872.

12.         Covenants, Conditions and Restrictions, but omitting any covenants or restrictions if any, based upon race, color, religion, sex, handicap, familial status, or national origin unl.ess and only to the extent that said covenant (a) is exempt under Title 42, Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons, as provided in that DECLARATION OF COVENANTS AND RESTRICTIONS, dated November 27, 1995, recorded November 29, 1995 in the Bureau of Conveyances, State of Hawaii, as Document No. 95-154047.

Said Declaration was amended by the following instruments:
DATED:	DOCUMENT NO.:
October 1, 1999	2000-115478
February 6, 2001	2001-017067
January 9, 2001	2001-017068

13.         RESTRICTIVE AGREEMENT AND GRANT OF EASEMENTS by and between A & B PROPERTIES, INC., a Hawaii corporation and HOME DEPOT U.S.A., a Delaware corporation dated October 1, 1999, recorded in the Bureau of Conveyances, State of Hawaii, as Document No. 2000-115480.

    Said  Restriction  Agreement  and  Grant  of  Easements  was  amended  by the following instruments:

    DATED:                                      DOCUMENT NO.:

    January 9, 2001                           2001-017069

14.         EASEMENT "8" for electrical purposes as shown on survey Map prepared by Ken T. Nomura, Registered Professional Land Surveyor, dated June 18, 1999, revised

April 10, 2000, June 1, 2000, and June 28, 2000, and set forth in Warranty Deed dated January 5, 2004, recorded in the  Bureau of Conveyances, State of Hawaii, as Document No. 2004-004651.

15.         EASEMENT "1" for landscaping and utility purposes as shown on survey Map prepared by Ken T. Nomura, Registered Professional Land Surveyor, dated June 18, 1999, revised April 10, 2000, June 1, 2000, and June 28, 2000, and set forth in Warranty Deed dated January 5, 2004, recorded January 9, 2004 in the Bureau of Conveyances, State of Hawaii, as Document No, 2004-004651.

16.         Terms, covenants, conditions, reservations and restrictions, contained in the Warranty Deed dated January 5, 2004, recorded January 9, 2004 in the Bureau of Conveyances, State of Hawaii, as Document No . 2004-004651.

   The foregoing includes, but is not limited to, matters relating to agricultural activities, including sugar cane burning, on nearby lands.

17.          Condominium Map No. 4008, filed in the Bureau of Conveyances, State of Hawaii.

18.         Matters in that Declaration of Condominium Property Regime, recorded May 31, 2005 in the Bureau of Conveyances, State of Hawaii, as Document No. 2005-106698, among other things, contain or provide for easements, assessments, liens and their subordination; provisions relating to partition, restrictions on severalty of component interest, covenants, conditions and restrictions, provision that no violation thereof and no enforcement of any lien provided for therein shall defeat or render invalid the lien of a mortgage or deed of trust made in good faith and for value, but omitting and covenants or restrictions if any, based upon race color, religion, sex, handicap, familial status, or national origin unless and only to the extent that said covenant (a) is exempt under Title 42, Section 3607 of the Uhited States Code or (b) relates to handicap but does not discriminate against handicapped persons.

19.         By-Laws of the Association of Apartment Owners of 89 HO'OKELE, recorded May 31, 2005, in the Bureau of Conveyances, State of Hawaii, as Document No. 2005- 10669.

20.         Covenants, conditions, restrictions, reservations, agreements, obligations, easements and other provisions set forth in Apartment Deed, dated March 23, 2006, recorded April 13, 2006 in the Bureau of Conveyances, State of Hawaii, as Document No. 2006-069447, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, or natural origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c) or Section 515-6, HRS.

21.             Any and all easements encumbering the apartment herein mentioned, and/or the common interest appurtenant thereto, as created by or mentioned in said Declaration, as said Declaration may be amended from time to time in accordance with the law and/or in the Apartment Deed, and/or as delineated on said Condominium Map.